As filed with the Securities and Exchange Commission on February 16, 2001.

                                                            File No. 333-71343
                                                                     ---------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   EXHIBITS

                                      TO

                                   FORM S-8

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                        POST EFFECTIVE AMENDMENT NO. 1



                       AMERIRESOURCE TECHNOLOGIES, INC.
                       --------------------------------
                           (A Delaware Corporation)

                               INDEX TO EXHIBITS


                                                                   Sequentially
Exhibits     SEC Ref. No.         Description of Exhibit          Numbered Pages
--------     ------------         ----------------------          --------------
1                          The 2000 Stock Option Plan of                *
                           AmeriResource Technologies, Inc.
2               23(a)      Consent of Crouch, Bierwolf & Associates,    12
                           independent certified public accountants



------------------------------------------------------

(*) Incorporated by reference to an exhibit of like number to the registrants registration statement on Form S-8 (Registration No. 33-84382) filed September 26, 1994.

                        CROUCH, BIERWOLF & ASSOCIATES
                         Certified Public Accountants
                           1453 South Major Street
                           Salt Lake City, UT 84115

------------------------------------------------------------------------------






We hereby consent to the use of our audit report of AmeriResource Technologies, Inc. dated April 5, 2000 for the year ended December 31, 1999 in their post effective amendment #1 to the Company's form S-8 Registration Statement.

/s/ Crouch, Bierwolf & Associates

Salt Lake City, UT
January 22, 2001

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